Rule 497(d)
                                                      Registration No. 333-31048






                         THE PINNACLE FAMILY OF TRUSTS,
                             INTERNET TRUST SERIES I

                  Supplement to Prospectus dated March 28, 2000

On June 9, 2000, VeriSign Inc. (VRSN) acquired Network Solutions Inc. (NSOL). Due to the acquisition, the trust will receive 1.075 shares of VeriSign Inc. for each share of Network Solutions Inc. common stock and also cash in lieu of fractional shares. The Trust has received 5,306 shares of VRSN and eliminated its position of NSOL.